PHOENIX RESOURCES TECHNOLOGIES, INC.

                      Filing Type:   PRE 14 C
                      Description:   Preliminary Information Statement
                      Filing Date:   March 1, 2001
                      Period End:    March 1, 2001

                Primary Exchange:    Over the Counter Includes OTC and OTCBB
                          Ticker:    PRTIE




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                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                     [ ]

Filed by a party other than the registrant  [X]


Check the appropriate box:

[X]    Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[ ]    Definitive Information Statement

                      PHOENIX RESOURCES TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in its Charter)

                Benjamin Traub, Norma Jean Bone and Bruce Deildal
                         (the "Consenting Shareholders")
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 (Name of Person(s) Filing Information Statement, if other than the Registrant)


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       (1)      Title of each class of securities to which transaction applies:
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       (2)      Aggregate number of securities to which transaction applies:

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



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       pursuant  to  Exchange  Act Rule 0-11 (set  forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]    Check box if any part of the fee is offset as provided  by  Exchange  Act
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                   Benjamin Traub and Consenting Shareholders
                       2nd Floor - 827 West Pender Street
                         Vancouver, B.C. V6C 3G8 Canada

                    RE: PHOENIX RESOURCES TECHNOLOGIES, INC.
                       Of 84 W. Santa Clara St., Suite 300
                           San Jose, California 95133

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 2001


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Phoenix Resources Technologies, Inc., a Nevada Company ("Company"), will be held at 2nd Floor, 827 West Pender Street, Vancouver, BC, Canada on Tuesday, April 17, 2001 at 10:30 a.m. local time, to consider and act upon:

- The proposal of certain Consenting Shareholders of the Company holding a majority of voting power, to appoint as Directors of the Company Benjamin Traub, Ellen Luthy and Warren Gacsi, to serve until the next Annual General Meeting of the Company, and remove from office each and all previous members of the Board of Directors of the Company, including, Tom Thomas and Bobby Rekhi, and as applicable, any one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, Marvin Reiss, or any other previous Director(s), including any individuals not publicly disclosed as Director(s).

Shareholders of record at the close of business on March 1, 2001 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by the Consenting Shareholders. Proxies are not being solicited as the Consenting Shareholders have sufficient votes to approve the above proposal.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                                     Yours truly,

                                                     /s/ Ben Traub


                                                        BENJAMIN TRAUB, Majority
                                                                     Shareholder

                                                     Vancouver, British Columbia
                                                                   March 1, 2001




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                   Benjamin Traub and Consenting Shareholders
                       2nd Floor - 827 West Pender Street
                         Vancouver, B.C. V6C 3G8 Canada

March 1, 2001

Dear Shareholder:

RE: PHOENIX RESOURCES TECHNOLOGIES, INC.

You are cordially invited to attend the Special Meeting of Shareholders of Phoenix Resources Technologies, Inc. (the "Company") to be held on April 17, 2001 at 10:30 a.m. (local time) at Second Floor, 827 West Pender Street, Vancouver, B.C., V6C 3G8, Canada. At this meeting, you will be asked to vote on the matter of the proposal of the certain Consenting Shareholders of the Company holding a majority of voting power to appoint as Directors of the Company Benjamin Traub, Ellen Luthy and Warren Gacsi, to serve until the next Annual General Meeting of the Company, and to remove from office each and all previous members of the Board of Directors of the Company, including, Tom Thomas and Bobby Rekhi, and as applicable, any one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, Marvin Reiss, or any other previous Director(s), including any individuals not publicly disclosed as Director(s). Shareholders of record at the close of business on March 1, 2001 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by the Consenting Shareholders. Proxies are not being solicited as these shareholders have sufficient votes to approve the above proposal. Nevertheless, we look forward to seeing you at the meeting and receiving your vote.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                            Sincerely,

                                            Benjamin Traub, Majority Shareholder


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                   Benjamin Traub and Consenting Shareholders
                       2nd Floor - 827 West Pender Street
                         Vancouver, B.C. V6C 3G8 Canada

                    RE: PHOENIX RESOURCES TECHNOLOGIES, INC.
                       Of 84 W. Santa Clara St., Suite 300
                           San Jose, California 95133

                              INFORMATION STATEMENT
                    FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 17, 2001


Special Meeting of the Shareholders

This Proxy Statement is furnished in connection with the Special Meeting of Shareholders of Phoenix Resources Technologies, Inc. (the "Company") to be held on Tuesday, April 17, 2001 at 10.30 A.M., at 2nd Floor, 827 West Pender Street, Vancouver BC V6C 3G8, Canada, or at any adjournment or postponement of this Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. This Information Statement is being first sent to or given to shareholders of record of March 1, 2001. The mailing address of the Consenting Shareholders' offices is 2nd Floor, 827 West Pender Street, Vancouver BC V6C 3G8, Canada.

Shareholders Entitled To Vote

Only shareholders of record of the Company's Common Stock at the close of business on March 1, 2001 will be entitled to vote at the meeting or any adjournment thereof. On that date, 10,507,600 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding at the record date present at the Annual Meeting in person will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Shares cannot be voted at the Special Meeting unless the holder is present in person. A complete list of shareholders entitled to vote at the Special Meeting will be open to examination by any shareholder during the meeting.










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Voting at the Special Meeting

The passing of the proposal will require the affirmative vote of a majority of the shares of Common Stock represented and voting in person and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with this proposal and will have no effect on the outcome.


                       MATTERS TO COME BEFORE THE MEETING

APPOINTMENT OF NEW DIRECTORS AND REMOVAL FROM OFFICE OF PREVIOUS DIRECTORS

The Consenting Shareholders holding a majority of voting power propose to pass the following resolution:

         WHEREAS, it is believed to be in the best interests of the Company that three new Directors, namely Benjamin Traub, Ellen Luthy and Warren Gacsi, be appointed to Office to serve until the Company's next Annual General Meeting, and that each and all of the previous members of the Board of Directors of the Company be immediately removed from Office; and,

         WHEREAS, the most recent publicly-filed information available with respect to the Board of Directors of the Company, including Current Report of 8K filed with the Securities and Exchange on October 26, 2000, confirms Tom Thomas and Bobby Rekhi to be current Directors, appointed as of September 22, 2000; and,

         WHEREAS, it is believed that one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, Marvin Reiss, or other individual(s) as yet undisclosed may also be Director(s) of the Company;

         RESOLVED, that in the best interests of the Company, Benjamin Traub, Ellen Luthy, and Warren Gacsi are hereby appointed Directors of the Company, to serve until the Company's next Annual General Meeting; and,

         RESOLVED, that in the best interests of the Company, each and all of the previous members of the Board of Directors of the Company, including, Tom Thomas and Bobby Rekhi, and as applicable, any one or more of, Ronald Wilkins, Michael Lamb, Michael Bahlo, Marvin Reiss or any other Director(s), including any individuals(s) not publicly disclosed as Director(s), be removed from Office of the Board of Directors, effective immediately.


The consenting shareholders holding a majority of voting power recommend a vote FOR the passing of these resolutions.






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                             PROPOSED NEW DIRECTORS

The individuals named as new directors in the subject proposal are listed below. The proposed resolutions will be passed by a plurality of the votes of the shares present in person or entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to pass the proposed resolutions and will have no effect on the outcome of that vote.

NAME AND AGE OF PROPOSED DIRECTOR   PRINCIPAL OCCUPATION          STATUS
---------------------------------   --------------------          ------

Benjamin Traub          37          Investor / Businessman     Proposed Director

Ellen Luthy             55          Accountant                 Proposed Director

Warren Gacsi            43          Consultant / Businessman   Proposed Director

Proposed Directors:
-------------------

Benjamin E. Traub

Mr. Traub has served the Company as Chairman of the Board and Director. From November 1999 until May 2000 he served as President and Chief Executive Officer of the Company. From 1991 to 1997, Mr. Traub was President of the Vancouver, British Columbia based, Imagenation Media Corp., a marketing consulting firm in relationship and direct marketing. Mr. Traub presently serves as Chief Executive Officer of Cyclone Financing Group, Inc., a Vancouver, British Columbia based consulting firm, specializing in incubating public companies and in corporate management. Mr. Traub is responsible for developing corporate strategies and overall business development. Mr. Traub is the beneficial owner of Wealthy Investor Network Inc., the Company's largest shareholder.

Ellen Luthy

Ms. Luthy has served the Company as Director, and brings over 20 years of accounting and securities experience to the Company including: four years with The Gujral Group, a private management Company, where she was responsible for the accounting and administrative functions of six public companies and a private management Company, as well as filings for the public companies with the SEC; three years with Seaboard Auto Leasing; and three years with International Medical Systems in San Mateo, California as an Accountant. Ms Luthy graduated from San Jose State University, San Jose, California, with a Bachelor of Science in Accounting/Finance.





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Warren Gacsi

MIRA CONSULTING owner Warren Gacsi has served business and industry since 1979. He has served as Director of the Company. He has provided consulting services in the areas of business startups, investment proposals, private placements, SBA loan packages and construction projects. His strengths include business planning, market research and competitive intelligence including strategic planning for numerous companies. Mr. Gacsi has managed operations and production for two electronics firms and also held Design Engineering positions in the electronics industry.

Mr. Gacsi's military service in the 1970's was devoted to electronic surveillance and intelligence operations for the US Army, Joint Chiefs of Staff, and the National Security Agency. He holds Masters and Bachelors degrees in Business Administration from the University of Phoenix as well as an Associates degree in Architecture. Mr. Gacsi's expertise includes project management, strategic planning, organizational management, marketing, finance, economics, distribution channels, and partnering.

The Consenting Shareholders recommend a vote FOR the passing of the resolutions, removal of previous Directors from office, and appointment of the above individuals as new Directors, to serve until the next Annual General Meeting of the Company.

                                                     Yours Truly,

                                                     /s/ Ben Traub

                                                        BENJAMIN TRAUB, Majority
                                                                     Shareholder

                                                     Vancouver, British Columbia
                                                                March 1st , 2001






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